Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

Impact Shares NAACP Minority Empowerment ETF
Ticker: NACP – NYSE Arca, Inc.

Impact Shares YWCA Women’s Empowerment ETF
Ticker: WOMN – NYSE Arca, Inc.

(each a “Fund”, collectively the “Funds”)

June 13, 2025

Supplement to the Summary Prospectuses,
Prospectus and
Statement of Additional Information (“SAI”),
each dated October 28, 2024

Effective as of June 27, 2025 (the “Effective Date”), the Impact Shares YWCA Women’s Empowerment ETF’s name will change as shown in the following chart. Accordingly, as of the Effective Date, all references to the Fund’s name in the Summary Prospectus, Prospectus and SAI are deleted and replaced with the new name as shown in the following chart.

Current Name	New Name
Impact Shares YWCA Women’s Empowerment ETF	Impact Shares Women’s Empowerment ETF

As of the Effective Date, Impact Shares Corp. will no longer serve as sub-adviser to the Funds. Accordingly, as of the Effective Date, all references in the Summary Prospectuses, Prospectus and SAI to Impact Shares Corp. serving as sub-adviser to the Funds are removed. In addition, as of the Effective Date, all responsibilities of Impact Shares Corp. detailed in the Summary Prospectuses, Prospectus and SAI are the responsibility of the Funds’ investment adviser, Tidal Investments LLC.

As of the Effective Date, the section of the Prospectus titled "Sponsorship Agreement" is removed.

As of the Effective Date, Ethan Powell will no longer serve as portfolio manager for the Funds. Accordingly, as of the Effective Date, all references to Ethan Powell as portfolio manager for the Funds in the Summary Prospectuses, Prospectus and SAI are removed.

As of the Effective Date, Mr. Ethan Powell has been determined to qualify as an Independent Trustee of Tidal Trust III (the “Trust”), as that term is defined under the Investment Company Act of 1940, as amended. Accordingly, all references to Mr. Powell as an Interested Trustee of the Trust in the SAI are amended and restated to reflect Mr. Powell’s status as an Independent Trustee. In addition, under the Trust’s current compensation policy for its Independent Trustees, it is estimated that Mr. Powell will earn $45,000 over the twelve month period following the Effective Date.

Please retain this Supplement for future reference.